SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 14, 2002



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

        Missouri                    1-12619                  43-1766315
   (State or other                (Commission             (I.R.S. Employer
    Jurisdiction of               File Number)           Identification No.)
    Incorporation)

            800 Market Street, Suite 2900
                   St. Louis, MO                         63101
               (Address of principal                  (Zip Code)
                 executive offices)


                                 (314) 877-7000
              (Registrant's telephone number, including area code)



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Item  5.     Other  Events and Regulation FD Disclosure.

None


Item  9.     Regulation  FD  Disclosure

In a Form 10-Q for the period ended June 30, 2002 and dated August 14, 2002, the registrant attached as correspondence its certifications, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2.

Exhibit  99.1     Certification  of  Joe  R.  Micheletto  dated  August 14, 2002

Exhibit  99.2     Certification  of  Thomas  G.  Granneman dated August 14, 2002



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             RALCORP  HOLDINGS,  INC.
                                             (Registrant)


Date:  August 14, 2002                       By:  /s/ T. G. Granneman
                                                  --------------------
                                                  T. G. Granneman
                                                  Duly Authorized Signatory and
                                                  Chief Accounting Officer


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                                  EXHIBIT INDEX


Exhibit
Number          Description
------          -----------

Exhibit  99.1     Certification  of  Joe  R.  Micheletto  dated  August 14, 2002

Exhibit  99.2     Certification  of  Thomas  G.  Granneman dated August 14, 2002